Exhibit 10.47

FIRST AMENDMENT
TO THE
SJW CORP.
AMENDED AND RESTATED DIRECTOR COMPENSATION AND EXPENSE REIMBURSEMENT POLICIES
WHEREAS, SJW Corp. (“SJW California”) maintained the SJW Corp. Amended and Restated Director Compensation and Expense Reimbursement Policies (the “Policy”);
WHEREAS, SJW California was merged with and into SJW Group, Inc., a Delaware corporation and wholly-owned subsidiary of SJW California (the “Company”);
WHEREAS, effective upon the merger of SJW California with and into the Company (the “Merger”), the Company changed its name to SJW Group;
WHEREAS, at the effective time of the Merger, the Company assumed the Policy; and
WHEREAS, the Company wishes to amend the Policy to reflect the assumption of the Policy by the Company at the effective time of the Merger.
NOW, THEREFORE, the Policy is hereby amended as follows to be effective upon consummation of the Merger:
1.The title of the Policy shall be revised to “SJW Group Amended and Restated Director Compensation and Expense Reimbursement Policies”.
2.All references to “SJW Corp.” in the Policy shall be replaced with references to “SJW Group”.
3.Except as expressly modified by this First Amendment, all the terms and provisions of the Policy shall continue to remain in full force and effect.
[Signature Page Follows]

DB2/ 30717212.2

IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed on this 15th day of November, 2016.

SJW Group

By:	/s/ W. Richard Roth
W. Richard Roth, President,
Chief Executive Officer and
Chairman of the Board of Directors

DB2/ 30717212.2
[Signature Page to the First Amendment to the
Amended and Restated Director Compensation and Expense Reimbursement Policies]